Exhibit 10.12

The following current executive officers have entered into Indemnification Agreements with the Company in the form filed herewith.

Brendan M. Gibbons
Michael Jeppesen
Amy M. Klimek
Blake W. Krueger
Michael D. Stornant
Richard J. Woodworth
James D. Zwiers